PAGE 1
                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
       applies:
       _________________________________________________________
    2) Aggregate number of securities to which transaction
       applies:
       _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
       _________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous

PAGE 2
filing by registration statement number, or the form or schedule and the date of its filing,
    1) Amount previously paid:
       _________________________________________________________
    2) Form, schedule, or Registration Statement no.:
       _________________________________________________________
    3) Filing party:
       _________________________________________________________
    4) Date filed:
       _________________________________________________________


PAGE 3

Proxy for the T. Rowe Price U.S. Treasury Funds, Inc., should be inserted here.


PAGE 1
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

    All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

    The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must ask shareholders to elect directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

    Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

    In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a

PAGE 2
separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

    Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                             Sincerely,


                             James S. Riepe
                             Director, Mutual Funds Division

                                         CUSIP#779549104/fund#070
                                         CUSIP#77957T107/fund#066
                                         CUSIP#77957T206/fund#067
                                         CUSIP#77957T305/fund#053


PAGE 3
                     T. ROWE PRICE GNMA FUND
             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                  U.S. Treasury Long-Term Fund
                    U.S. Treasury Money Fund

                Notice of Meeting of Shareholders

                          June 8, 1994

     The Annual Meeting of Shareholders of the T. Rowe Price GNMA Fund ("GNMA Fund"), a Massachusetts business trust, and U.S. Treasury Intermediate Fund ("Intermediate Fund"), U.S. Treasury Long-Term Fund ("Long-Term Fund") and U.S. Treasury Money Fund ("Money Fund"), (each a "Fund" and collectively the "Funds"), will be held jointly on Wednesday, June 8, 1994, at 10:30 o'clock a.m., Eastern time, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The Intermediate, Long-Term and Money Funds are individual portfolios of the T. Rowe Price U.S. Treasury Funds, Inc., a Maryland corporation (the "Corporation"). The following matters will be acted upon at that time:

     1. For the shareholders of each Fund: To elect directors for the Fund in which you invest to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

     2.  For the shareholders of each Fund:

         A. To amend each Fund's fundamental policies to increase its ability to engage in borrowing transactions;

         B. To amend each Fund's fundamental policies on industry concentration;

         C. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;

         D. To amend each Fund's fundamental policies to increase the percentage of Fund assets which may be invested in the securities of any single issuer;


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         E.  To amend each Fund's fundamental policies to permit
             the Fund to purchase more than 10% of an issuer's voting securities;

         F. To amend each Fund's fundamental policies concerning real estate;

         G. To amend each Fund's fundamental policies on the issuance of senior securities;

         H. To change from a fundamental to an operating policy each Fund's policy on purchasing securities on margin;

         I. To change from a fundamental to an operating policy each Fund's policy on pledging assets;

         J. To change from a fundamental to an operating policy each Fund's policy on short sales;

         For the shareholders of the GNMA, Intermediate and Long-Term Funds:

         K. To amend each Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

         For the shareholders of the GNMA and Money Funds:

         L. To change from a fundamental to an operating policy each Fund's policy on investing in options;

         M. To change from a fundamental to an operating policy each Fund's policy on purchasing illiquid securities;

         N. To change from a fundamental to an operating policy each Fund's policy on unseasoned issuers;

         For the shareholders of the Money Fund:

         O. To change from a fundamental to an operating policy the Fund's policy on control of portfolio companies;


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         P.  To change from a fundamental to an operating policy
             the Fund's policy on investing in equity securities;

         Q. To change from a fundamental to an operating policy the Fund's policy on investing in other investment companies;

         R. To change from a fundamental to an operating policy the Fund's policy on investing in oil and gas programs;

         S. To change from a fundamental to an operating policy the Fund's policy on ownership of portfolio securities by officers and directors;

     3. For the shareholders of each Fund: To ratify or reject the selection of the firms of Coopers & Lybrand as the independent accountants for the Corporation, on behalf of the Intermediate and Long-Term Funds, and Price Waterhouse as the independent accountants for the GNMA Fund and for the Corporation, on behalf of the Money Fund, for the three-month fiscal year ended May 31, 1994 and for fiscal year 1995;

     4. For the shareholders of the Intermediate, Long-Term and Money Funds: To amend the Articles of Incorporation to delete the requirement that stock certificates be issued to shareholders; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                    LENORA V. HORNUNG
                                    Secretary
April 22, 1994
100 East Pratt Street
Baltimore, Maryland 21202


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_________________________________________________________________
                     YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________


                                         CUSIP#779549104/fund#070
                                         CUSIP#77957T107/fund#066
                                         CUSIP#77957T206/fund#067
                                         CUSIP#77957T305/fund#053


PAGE 7
                     T. ROWE PRICE GNMA FUND
             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                  U.S. Treasury Long-Term Fund
                    U.S. Treasury Money Fund

              Meeting of Shareholders--June 8, 1994

                         PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price GNMA Fund ("GNMA Fund"), a Massachusetts business trust, and U.S. Treasury Intermediate Fund ("Intermediate Fund"), U.S. Treasury Long-Term Fund ("Long-Term Fund") and U.S. Treasury Money Fund ("Money Fund"), (each a "Fund" and collectively the "Funds"), for use at the Annual Meeting of Shareholders of each Fund to be held jointly on June 8, 1994, and at any adjournments thereof. The Intermediate, Long-Term and Money Funds are individual portfolios of the T. Rowe Price U.S. Treasury Funds, Inc., a Maryland corporation (the "Corporation").

     Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

     In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in


PAGE 8
favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of each Fund's shareholders. The shareholders of each Fund vote separately with respect to each Proposal.

     The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     VOTE REQUIRED--GNMA FUND: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3. APPROVAL OF ALL REMAINING PROPOSALS OF THE FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

     VOTE REQUIRED--INTERMEDIATE, LONG-TERM AND MONEY FUNDS:
FOR PROPOSAL 1, ELECTION OF DIRECTORS, ALL FUNDS VOTE TOGETHER AND A PLURALITY OF THE COMBINED VOTES CAST AT THE MEETING BY THE SHAREHOLDERS OF ALL FUNDS IS SUFFICIENT TO APPROVE PROPOSAL 1. FOR PROPOSAL 3, RATIFICATION OF AUDITORS, EACH FUND VOTES SEPARATELY AND FOR EACH FUND A MAJORITY OF THE SHARES PRESENT IN

PAGE 9
PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3. FOR PROPOSAL 4, RELATING TO STOCK CERTIFICATES, ALL FUNDS VOTE TOGETHER AND A MAJORITY OF THE OUTSTANDING SHARES OF THE CORPORATION IS NECESSARY TO APPROVE PROPOSAL 4. FOR ALL OF THE REMAINING PROPOSALS, THE FUNDS VOTE SEPARATELY AND APPROVAL OF EACH PROPOSAL FOR EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

     If the proposed amendments to each Fund's fundamental investment policies are approved, they will become effective on or about July 1, 1994. If a proposed amendment to a Fund's fundamental investment policies is not approved, that policy will remain unchanged. If the proposed amendment to the Corporation's Articles of Incorporation is approved, it will become effective on or about July 1, 1994. If the proposed amendment to the Articles of Incorporation is not approved, the Articles will remain unchanged.

     Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of each Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is April 22, 1994.


1.   ELECTION OF DIRECTORS/TRUSTEES

     The following table sets forth information concerning each of the nominees for trustee, with respect to the GNMA Fund, and director, with respect to the Corporation, indicating the particular Board(s) on which the nominee has been asked to serve. Throughout this discussion on "Election of Directors/Trustees," "director" is intended to refer to "director" and/or "trustee." Each nominee has agreed to hold office until the next annual meeting (if any) or his/her successor is duly elected and qualified. With the exception of Ms. Whittemore and Messrs. Black and Burnett, each of the nominees is a member of the

PAGE 10
present Board of Directors of the GNMA Fund and the Corporation and has served in that capacity since originally elected.
Messrs. Black and Burnett were elected directors of the GNMA Fund and the Corporation by their respective Board of Directors on April 23, 1993 and January 19, 1993, respectively. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the GNMA Fund and the Corporation may recommend. There are no family relationships among these nominees.

     The membership of the two Boards will not be identical following election at the meeting. Specifically, certain individuals who are interested persons of T. Rowe Price are being elected to only one of the Funds. Shareholders are being asked to elect the Board of Directors of their respective Fund only.
_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          2/28/94(2)   2/28/94
_________________________________________________________________
Robert P. Black  Retired: formerly           GNMA        3,223
10 Dahlgren Road President, Federal          Fund: --
Richmond, VA     Reserve Bank of Richmond;   Intermediate
23233            Director of all other       Fund: --
12/21/27         T. Rowe Price taxable       Long-Term
0GNMA Fund:      income Funds                Fund: --
Trustee since                                Money Fund:
1993
0U.S. Treasury
Funds: Director
since 1993


PAGE 11
_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          2/28/94(2)   2/28/94
_________________________________________________________________
Calvin W.        President, Coppin State     GNMA Fund:
Burnett, PH.D.   College; Director,          Intermediate
2500 West North  Maryland Chamber of         Fund:
Avenue           Commerce and Provident      Long-Term
Baltimore, MD    Bank of Maryland;           Fund:
21216            President, Baltimore        Money Fund:
3/16/32          Area Council Boy Scouts
0GNMA Fund:      of America; Vice President,
Trustee since    Board of Directors, The
1993             Walters Art Gallery, and
0U.S. Treasury   a Director/Trustee of the
Funds: Director  14 other Price Income Funds
since 1993       /Trusts

*George J.       President, Managing         GNMA Fund:
Collins          Director and Chief          Intermediate
100 East Pratt   Executive Officer T. Rowe   Fund:
Street           Price Associates, Inc.;     Long-Term
Baltimore, MD    Director, Rowe Price-       Fund:
21202            Fleming International,      Money Fund:
7/31/40          Inc., T. Rowe Price Trust
0GNMA Fund:      Company, and T. Rowe Price
Chairman of the  Retirement Plan Services,
Board and        Inc.; Chairman of the Board
member of        of 12 other T. Rowe
Executive        Price Funds/Trusts;
Committee since  Vice President and
1985             Director, T. Rowe Price
0U.S. Treasury   Prime Reserve Fund, Inc.;
Funds:           Director of the following
President and    T. Rowe Price Funds: New
member of        Era and Tax-Free Insured
Executive        Intermediate; Vice President,
Committee since  T. Rowe Price Spectrum Fund,
1982             Inc.


PAGE 12
_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          2/28/94(2)   2/28/94
_________________________________________________________________
Anthony W.       Director, President and     GNMA       88,475
Deering          Chief Operating Officer,    Fund: 91
10275 Little     The Rouse Company, real     Intermediate
Patuxent Parkway estate developers,          Fund: --
Columbia, MD     Columbia, Maryland;         Long-Term
21044            Advisory Director,          Fund: --
1/28/45          Kleinwort, Benson (North    Money Fund: 954
0GNMA Fund:      America) Corporation, a
Trustee since    registered broker-dealer,
1985             and a Director/Trustee of
0U.S. Treasury   the 14 other Price Income
Funds:           Funds/Trusts, Institutional
Director since   International Funds, Inc.
1982             and T. Rowe Price International
                 Funds, Inc.

F. Pierce        President, F. Pierce        GNMA       56,274
Linaweaver       Linaweaver & Associates,    Fund: --
The Legg Mason   Inc.; formerly (1987-1991)  Intermediate
Tower            Executive Vice President,   Fund:
Suite 2700       EA Engineering, Science,    Long-Term
111 South        and Technology, Inc. and    Fund:
Calvert Street   (1987-1990) President, EA   Money Fund:
Baltimore, MD    Engineering, Inc.;
21202            Director/Trustee of the
8/22/34          14 other Price Income
0GNMA Fund:      Funds/Trusts
Trustee since
1985
0U.S. Treasury
Funds: Director
since 1982


PAGE 13
_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          2/28/94(2)   2/28/94
_________________________________________________________________
*James S. Riepe  Managing Director, T. Rowe  GNMA Fund:
100 East Pratt   Price Associates, Inc.;     Intermediate
Street           President and Director,     Fund:
Baltimore, MD    T. Rowe Price Investment    Long-Term
21202            Services, Inc.; Chairman of Fund:
6/25/43          the Board, T. Rowe Price    Money Fund:
0GNMA Fund:      Services, Inc., T. Rowe
Vice President   Price Trust Company, T.
and member of    Rowe Price Retirement Plan
Executive        Services, Inc., and four
Committee since  T. Rowe Price Funds;
1985             Vice President and Director/
0U.S. Treasury   Trustee of 23 other
Funds: Vice      T. Rowe Price Funds/Trusts;
President and    Vice President of
member of        the following T. Rowe Price
Executive        Funds/Trusts: New America
Committee since  Growth, New Era, Institutional
1982             International and International;
                 Director, T. Rowe Price
                 Tax-Free Insured Intermediate
                 Bond Fund, Inc. and Rhone-Poulenc
                 Rorer, Inc.

John G.          President, Schreiber        GNMA Fund:
Schreiber        Investments, a real estate  Intermediate
1115 East        investment company;         Fund:
Illinois Road    Director and formerly       Long-Term
Lake Forest, IL  (1/80-12/90) Executive      Fund:
60045            Vice President, JMB         Money Fund:
10/21/46         Realty Corporation, a
0GNMA Fund:      national real estate
Trustee since    investment manager and
1992             developer; Director/Trustee
0U.S. Treasury   of the 14 other Price

PAGE 14
_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          2/28/94(2)   2/28/94
_________________________________________________________________
Funds: Director  Income Funds/Trusts
since 1992

*Charles P.      Managing Director; T. Rowe  Intermediate
Smith            Price Associates, Inc.;     Fund:
100 East Pratt   Vice President, Rowe        Long-Term
Street           Price-Fleming               Fund:
Baltimore, MD    International, Inc.;        Money Fund:
21202            President and Director,
12/4/43          T. Rowe Price New Income
0U.S. Treasury   Fund, Inc.; Vice President
Funds: Executive of the following T. Rowe
Vice President   Price Funds/Trust: Adjustable
and member of    Rate, GNMA, International,
Executive        Short-Term Bond, Spectrum
Committee        and Summit
since 1989

*Peter Van Dyke  Managing Director, T. Rowe  Intermediate
100 East Pratt   Price Associates, Inc.;     Fund:
Street           Vice President, Rowe        Long-Term
Baltimore, MD    Price-Fleming               Fund:
21202            International, Inc. and     Money Fund:
11/29/38         T. Rowe Price Trust
0U.S. Treasury   Company; President, T. Rowe
Funds: Executive Price GNMA Fund and T. Rowe
Vice President   Price Spectrum Fund, Inc.;
and member of    Executive Vice President,
Executive        T. Rowe Price Summit Funds,
Committee since  Inc.; Vice President of the
1989             following T. Rowe Price
                 Funds: Balanced, International
                 and New Income


PAGE 15
_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          2/28/94(2)   2/28/94
_________________________________________________________________
Anne Marie       Partner, law firm of        GNMA Fund:
Whittemore       McGuire, Woods, Battle &    Intermediate
One James Center Boothe, formerly, Chairman  Fund:
901 East Cary    and Director, Federal       Long-Term
Street           Reserve Bank of Richmond;   Fund:
Richmond, VA     Director, Owens & Minor,    Money Fund:
23219-4030       Inc., USF&G Corporation,
3/19/46          Old Dominion University,
0GNMA Fund:      and nominated to the Board
Initial election of James River Corporation;
0U.S. Treasury   Member, Richmond Bar
Funds: Initial   Association and American
election         Bar Association


*Nominees considered "interested persons" of T. Rowe Price.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Collins and Riepe in _____ shares of the GNMA Fund and Messrs. Collins, Riepe, Smith and Van Dyke in _______, ________ and ________ shares of the Intermediate, Long-Term and Money Funds, respectively, which are owned by a wholly-owned subsidiary of the Funds' investment manager, T. Rowe Price.

     John Sagan, a trustee of the GNMA Fund and a director of the Corporation, on behalf of the U.S. Treasury Funds, since 1986, will not be standing for reelection. As of February 28, 1994, Mr. Sagan beneficially owned, directly or indirectly 16,099 and 2,882 shares of the GNMA and Long-Term Funds, respectively.


PAGE 16
     The directors of the GNMA Fund and the Corporation who are officers or employees of T. Rowe Price receive no remuneration from the Funds. For the fiscal year ended February 28, 1994, Messrs. Black, Burnett, Deering, Linaweaver, Sagan, and Schreiber, received from the GNMA Fund and the Corporation directors' fees aggregating $19,000 and $29,000, including expenses, respectively. The fee paid to each such director is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first T. Rowe Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth T. Rowe Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth T. Rowe Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional T. Rowe Price Funds/Trusts on which a director serves. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with T. Rowe Price. Messrs. Black, Burnett, Deering, Linaweaver, Sagan, and Schreiber are the current independent directors.

     The T. Rowe Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Mr. Deering, a director of the GNMA Fund and the Corporation, is a member of the Committee. The other members are Leo C. Bailey, Donald W. Dick, Jr., and Hubert D. Vos. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the T. Rowe Price Funds' operations or the operations of parties dealing with the
T. Rowe Price Funds, as circumstances indicate.

     The Board of Directors of the GNMA Fund and the Corporation has an Executive Committee which is authorized to assume all the powers of the Board to manage the GNMA Fund and the Corporation, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


PAGE 17
     The Board of Directors of the GNMA Fund and the Corporation has a Nominating Committee, which is comprised of all the T. Rowe Price Fund's independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

     The Board of Directors of the GNMA Fund and the Corporation each held seven meetings during the last full fiscal year. Each director standing for reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director), and (ii) the total number of meetings held by all committees of the Board on which he served.


2.   APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS'
     FUNDAMENTAL INVESTMENT POLICIES

     The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.

     The proposed amendments would (i) conform the fundamental policies of each Fund to ones which are expected to become standard for all T. Rowe Price Funds, (ii) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (iii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. The Board believes that standardized policies will assist the Funds and T. Rowe Price in monitoring compliance with the various investment

PAGE 18
restrictions to which the T. Rowe Price Funds are subject. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. Finally, the Board also believes that T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     In the following discussion, "the Fund" is intended to refer to each Fund. Any reference to the Board of Trustees of the GNMA Fund or the Board of Directors of the Corporation, on behalf of the Intermediate, Long-Term or Money Funds, will hereinafter be referred to as the "Board".

EACH FUND

A.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

GNMA, Intermediate and Long-Term Funds

     Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other T. Rowe Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of borrowing is as follows:


PAGE 19
     GNMA Fund

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund will not purchase additional securities when money borrowed exceed 5% of total assets. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     Intermediate and Long-Term Funds

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of the Fund's total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into interest rate futures contracts or options thereon as set forth in [its fundamental policy on futures];"

     As amended, the Fund's fundamental policy on borrowing would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance

PAGE 20
     with applicable law.  The Fund may borrow from banks, other
     Price Funds or other persons to the extent permitted by applicable law;"

     If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current lesser limitation; (2) borrow from other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds") and other persons; and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

GNMA Fund

     In addition, the Board intends to adopt the 5% limitation on purchasing additional securities when money borrowed exceeds 5% as an operating policy which may be changed by the Board without further shareholder approval. The operating policy would be as follows:

     "[As a matter of operating policy, the Fund will not:]
     Purchase additional securities when money borrowed exceeds
     5% of the Fund's total assets;"

33 1/3% Limitation

     The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Board believes the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.


PAGE 21
Borrowing From Other Price Funds

     Current law prohibits the Fund from borrowing from other T. Rowe Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the Securities and Exchange Commission ("SEC") for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other T. Rowe Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating T. Rowe Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing T. Rowe Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

     As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved (and an SEC exemptive order were granted), eligible T. Rowe Price Funds would be permitted to participate in an interfund lending program to allow various of the T. Rowe Price Funds, through a master loan agreement, to lend available cash to and borrow from other T. Rowe Price Funds. Each lending fund could lend available cash to another T. Rowe Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

     In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Board considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining

PAGE 22
prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another T. Rowe Price Fund. The Board considers that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

     In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating T. Rowe Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

     Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower.
If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

     The Board believes the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other T. Rowe Price Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of

PAGE 23
any order the SEC might issue to the Fund and to other T. Rowe
Price Funds.

Reverse Repurchase Agreements

     To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. In a repurchase agreement, the Fund would purchase securities from a bank or broker-dealer (Counterparty) with the agreement that the Counterparty would repurchase the securities at a later date. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the purchaser of, securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

     The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons in addition to banks and other T. Rowe Price Funds to the extent consistent with applicable law--and to engage in transactions other than reverse repurchase agreements which may involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. Although not specifically referred to in the proposed new policy, the Fund would continue to be able to enter into interest rate (as well as other) futures contracts and options thereon. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

     The Board recommends that shareholders vote FOR the proposal.

Money Fund

     The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policy on borrowing to conform such policy to one which is expected to become standard for all T.

PAGE 24
Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. Although the proposal would provide the Fund greater flexibility to engage in borrowing transactions, as a practical matter, the Fund does not expect the amendments will result in any changes to its investment program. The Fund has no current intention of engaging in any borrowing. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other T. Rowe Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of borrowing is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of the Fund's total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;"

     As amended, the Fund's fundamental policy on borrowing would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance

PAGE 25
     with applicable law.  The Fund may borrow from banks, other
     Price Funds or other persons to the extent permitted by applicable law;"

     If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current lesser limitations; (2) borrow from other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds") and other persons; and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

     The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Borrowing From Other Price Funds

     Current law prohibits the Fund from borrowing from other T. Rowe Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the Securities and Exchange Commission ("SEC") for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other T. Rowe Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating T. Rowe Price Funds as part

PAGE 26
of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing T. Rowe Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

     As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved (and an SEC exemptive order were granted), eligible T. Rowe Price Funds would be permitted to participate in an interfund lending program to allow various of the T. Rowe Price Funds, through a master loan agreement, to lend available cash to and borrow from other T. Rowe Price Funds. Each lending fund could lend available cash to another T. Rowe Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

     In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Directors considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another T. Rowe Price Fund. The Directors consider that the benefits to the Fund of participating in the

PAGE 27
program outweigh the possible risks to the Fund from such participation.

     In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating T. Rowe Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

     Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower.
If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

     The Directors believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other T. Rowe Price Funds.
Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds.

Reverse Repurchase Agreements

     To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. In a repurchase agreement, the Fund would purchase securities from a bank or broker-dealer (Counterparty) with the agreement that the Counterparty would repurchase the securities at a later date. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the purchaser of,

PAGE 28
securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

     The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons in addition to banks and other T. Rowe Price Funds to the extent consistent with applicable law--and to engage in transactions other than reverse repurchase agreements which may, or may be deemed to, involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

     The Board of Directors recommends that shareholders vote
FOR the proposal.


B.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     ON INDUSTRY CONCENTRATION

GNMA Fund

     The Board of Trustees has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change which would conform the Fund's policy in this area to one which is expected to become a standard policy for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.


PAGE 29
     The Fund's current fundamental policy in the area of industry concentration is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

     As amended the Fund's fundamental policy on industry concentration would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

     The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as exceptions to the general prohibition against industry concentration. This is because governments are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

Intermediate, Long-Term and Money Funds

     The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change which would conform the Fund's policy in this area to one which is expected to become a standard policy for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.


PAGE 30
     The Fund's current fundamental policy in the area of industry concentration is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

     As amended the Fund's fundamental policy on industry concentration would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

     The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as exceptions to the general prohibition against industry concentration. This is because governments are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy.

     The Board of Directors recommends that shareholders vote
FOR the proposal.


C.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING THE MAKING OF LOANS

     The Board has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy;
(ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "T. Rowe Price Funds"); and (iii) make certain other clarifying changes. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies

PAGE 31
will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe
Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of making loans is as follows:

     GNMA Fund

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly-distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities;"

     Intermediate, Long-Term and Money Funds

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

     As amended, the Fund's fundamental policy on loans would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
     (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"


PAGE 32
33 1/3% Restriction

     The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all T. Rowe Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board does not view this change as significantly raising the level of risk to which the Fund would be subject.

Interfund Lending Program

     The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other T. Rowe Price Funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

     The Board believes that the interfund lending program: (i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other T. Rowe Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds. The Fund has not yet applied for such an order and there is no guarantee any such order would be granted, even if applied for.

Other Matters

     The new policy would also provide that the purchase of publicly-distributed or privately-placed debt and the purchase of debt were exceptions to the Fund's general prohibition against making loans. The Fund is not permitted to purchase any securities other than securities backed by the full faith and credit of the U.S. government. The proposed policy would not change this. The purpose of the proposed amendment is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds.

PAGE 33
     For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. Because such transactions by the Fund could be viewed as a loan by the Fund to the maker of the note, the Board has determined to clarify this matter by including these transactions as an exception to the Fund's general prohibition against making loans.

     The Board recommends that shareholders vote FOR the proposal.


D.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     TO INCREASE THE PERCENTAGE OF FUND ASSETS WHICH MAY BE
     INVESTED IN ANY ONE ISSUER

GNMA Fund

     The Board has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to
Section 5(b)(1) of the 1940 Act and to conform the Fund's policy in this area to one which is expected to become standard for all
T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price Funds are subject. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. Because the Fund invests only in securities backed by the full faith and credit of the U.S. government (and other instruments involving these securities) and because U.S. government securities are not considered issuers under either the current or proposed restriction, the proposal is not expected to have any effect on the Fund's investment program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the

PAGE 34
     value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer);"

     As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

     The Board recommends that shareholders vote FOR the proposal.

Intermediate, Long-Term and Money Funds

     The Board has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to
Section 5(b)(1) of the 1940 Act and to conform the Fund's policy in this area to one which is expected to become standard for all
T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price Funds are subject. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. Because the Fund invests only in U.S. government securities, which are not considered issuers under either the current or proposed restriction, the proposal is not expected to have any effect on the Fund's investment program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase the securities of any issuer if, as a result, more than 5% of the value of the Fund's total assets would be

PAGE 35
     invested in the securities of a single issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;"

     As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

     The Board recommends that shareholders vote FOR the proposal.


E.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING PURCHASING MORE THAN 10% OF AN ISSUER'S VOTING
     SECURITIES

GNMA Fund

     The Board has proposed an amendment to the Fundamental Investment Policy of the Fund to conform such policy to Section 5(b)(1) of the 1940 Act. The Fund is not permitted to purchase equity securities so it is unlikely the changed policy would have any effect on the Fund's investment program in the foreseeable future. However, the proposal, if adopted, would conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that increased standardization will help promote efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security of any issuer (other than obligations issued or guaranteed by the U.S. government, it agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held

PAGE 36
     by the Fund;"

     As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The Board recommends that shareholders vote FOR the proposal.

Intermediate and Long-Term Funds

     The Board has proposed the adoption of a new Fundamental Investment Policy of the Fund to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that increased standardization will help promote efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions. The Fund is not permitted to purchase equity securities so it is unlikely the changed policy would have any effect on the Fund's investment program in the foreseeable future. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current operating policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     EACH FUND

     "[As a matter of operating policy, the Fund may not:]
     Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:


PAGE 37
     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The Board recommends that shareholders vote FOR the proposal.

Money Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Policy of the Fund to conform such policy to Section 5(b)(1) of the 1940 Act. The Fund is not permitted to purchase equity securities so it is unlikely the changed policy would have any effect on the Fund's investment program in the foreseeable future. However, the proposal, if adopted, would conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Directors believe that increased standardization will help promote efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"


PAGE 38
     The Board of Directors recommends that shareholders vote
FOR the proposal.


F.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     POLICIES CONCERNING REAL ESTATE

     The Board has proposed an amendment to the Fundamental Investment Policies of the Fund to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests.
The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in real estate is as follows:

     GNMA Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);"

     Intermediate, Long-Term and Money Funds

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate;"

     As amended, the Fund's fundamental policy on investing in real estate would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"


PAGE 39
     The Board recommends that shareholders vote FOR the proposal.


G.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     ON THE ISSUANCE OF SENIOR SECURITIES

     The Fund's Board has proposed an amendment to the Fund's Fundamental Investment Policy on issuing senior securities which would allow the Fund to issue senior securities to the extent permitted under the 1940 Act. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program and would conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of issuing senior securities is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:]
     Issue any class of securities senior to any other class of securities;"

     As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Issue senior securities except in compliance with the Investment Company Act of 1940;"

     The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various

PAGE 40
investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

     The Board recommends that shareholders vote FOR the proposal.


H.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON PURCHASING SECURITIES ON MARGIN

GNMA Fund

     The Board has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Trustees without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price Funds other than money market funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to [its fundamental policy on futures];"

PAGE 41
     As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

     The Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures contracts and use such short-term credit as is necessary for clearance of purchases of portfolio securities. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

     The Board recommends that shareholders vote FOR the proposal.

Intermediate and Long-Term Funds

     The Board has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Trustees without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price Funds other than money market funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:
PAGE 42

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to [its fundamental policy on futures];"

     As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

     The Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to use such short-term credit as is necessary for clearance of purchases of portfolio securities and make margin deposits in connection with interest rate futures contracts. Set forth elsewhere in this proxy is a proposal to allow the Fund to invest in additional types of futures contracts, not just interest rate futures as set forth in the current policy. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

     The Board recommends that shareholders vote FOR the proposal.

Money Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The only effect of the proposal

PAGE 43
would be to change the Fund's fundamental policy on margin to an operating policy. The Fund has no current intention of purchasing any securities on margin. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;"

     As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;"

     The Board of Directors recommends that shareholders vote
FOR the proposal.


I.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON PLEDGING ITS ASSETS

GNMA Fund

     The Board has proposed that the Fund's Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness, 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become

PAGE 44
standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's total assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into interest rate futures contracts;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy and (10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

PAGE 45
     Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

     The Board recommends that shareholders vote FOR the proposal.

Intermediate and Long-Term Funds

     The Board has proposed that the Fund's Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness, 33 1/3% of its total assets (a slight increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:]
     Mortgage, pledge, hypothecate or, in any other manner,

PAGE 46
     transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the Fund's assets, valued at cost;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 30%. The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. It is not currently contemplated that the Fund would pledge its assets under any circumstances. As an operating policy, the Board could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

     Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

     The Board recommends that shareholders vote FOR the proposal.

Money Fund

     The Board of Directors has proposed that the Fund's
Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental

PAGE 47
policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness, 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Fund has no current intention of pledging its assets. The purpose of the proposal is to conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in

PAGE 48
the Fund's fundamental policy and (10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. It is not currently contemplated that the Fund would pledge its assets under any circumstances. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

     Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

     The Board of Directors recommends that shareholders vote FOR the proposal.


J.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON SHORT SALES

     The Fund's Board has proposed that the Fund's Fundamental Investment Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. In addition, while there are no foreseeable circumstances under which the Money Fund would sell securities short, the proposal, if adopted, would provide the other Funds with greater flexibility in pursuing their investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:


PAGE 49
     "[As a matter of fundamental policy, the Fund may not:]
     Effect short sales of securities . . .;"

     The operating policy on short sales, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Effect short sales of securities;"

     The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Funds while providing greater flexibility to the non-money market Funds to respond to market or regulatory developments by allowing the Board the authority to make changes in this policy without seeking further shareholder approval.

     In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

     The Board recommends that shareholders vote FOR the proposal.


GNMA, INTERMEDIATE AND LONG-TERM FUNDS

K.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
     ON INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE
     GREATER FLEXIBILITY IN FUTURES TRADING

GNMA Fund

     The Board has proposed amendments to the Fundamental Investment Policies of the Fund to provide the Fund with greater flexibility in buying and selling futures contracts. The provisions of the Fund's current fundamental investment policies in this area are not required by applicable law and the Board believes the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and

PAGE 50
as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all
T. Rowe Price Funds (other than money market funds). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

     Commodities

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, and options on futures contracts subject to [its fundamental policy on futures];"

     Futures Contracts

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or options thereon, although the Fund may enter into a futures contract or an option on a futures contract only if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would not exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) not more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin or premiums on options on such futures contracts; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;"

     As amended, the Fund's fundamental policy on investing in commodities and futures would be combined and would be as follows:


PAGE 51
     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board intends to adopt the following operating policy, which may be changed by the Board without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

     If approved, the primary effects of the amendments would be to: (i) eliminate the restriction that the Fund may not enter into a futures contract if, as a result, more than 30% of the Fund's total assets would be represented by such contracts (the "30% Limitation"); and (ii) replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the amended restriction, the Fund would have the ability to invest in instruments which have the characteristics of futures and securities. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

The 30% Limitation

     In response to a prior position of the SEC, the Fund has limited trading in futures to having no more than 30% of its assets represented by futures contracts. The SEC no longer takes this position. Although the Fund has no current intention of engaging in substantial trading in futures, this situation could change, and the Board believes the best interest of the Fund would be served by removing this requirement from the Fund's fundamental policy on futures. Removal of the 30% Limitation could allow the Fund, subject to applicable margin requirements, to hedge 100% of the value of its portfolio and to enter into


PAGE 52
futures contracts and options thereon to a greater degree than is currently permitted. All trading in futures by the Fund would be subject to applicable SEC and Commodity Futures Trading
Commission ("CFTC") rules and applicable state law.

The 5% Limitation

     The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities. Although applicable state law may still require compliance with similar limitations, the Board believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.

     The Board recommends that shareholders vote FOR the proposal.

Intermediate and Long-Term Funds

     The Board of Directors has proposed amendments to the Fundamental Investment Policies of the Fund to provide the Fund with greater flexibility in buying and selling futures contracts. The provisions of the Fund's current fundamental investment policies in this area are not required by applicable law and the Directors believe the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all
T. Rowe Price Funds (other than the money market funds). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:


PAGE 53
     EACH FUND

     Commodities

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except the Fund may enter into interest rate futures contracts or options thereon, subject to [its fundamental policy on futures];"

     EACH FUND

     Futures Contracts

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contracts or options thereon, although the Fund enter may into a futures contract or options on futures contracts if, as a result, no more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin or premiums on options on such contracts; provided however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount, as defined under certain CFTC regulations may be excluded in computing such 5%;"

     As amended, the Fund's fundamental policies on investing in commodities and futures would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value (the "New Operating Policy")."


PAGE 54
     If approved, the primary effects of the amendments would be to replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the amended fundamental restriction, the Fund would continue to have the ability to invest in instruments which have the characteristics of futures and securities. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

The 5% Limitation

     The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities. Although applicable state law may still require compliance with similar limitations, the Board of Directors believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.

     The Board of Directors recommends that shareholders vote FOR the proposal.

PROPOSAL L-N PERTAIN ONLY TO GNMA AND MONEY FUNDS

L.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON OPTIONS

GNMA Fund

     The Fund's Board of Trustees has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. Under the new operating policy, the Fund would be permitted to purchase and sell options of any type for any purpose consistent with the Fund's investment program. The purpose of the proposal is to

PAGE 55
allow the Fund greater flexibility in responding to market and regulatory developments by allowing the Board of Trustees the authority to make changes in the Fund's policy on options without seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in options is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof; although the Fund may (i) write covered call and put options and purchase covered put options, and
     (ii) purchase uncovered put options and uncovered call options with respect to all of its portfolio securities and enter into closing transactions with respect to such options in the manner set forth in the Statement of Additional Information;"

     The operating policy on investing in options, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

     The Board of Trustees recommends that shareholders vote FOR the proposal.

Money Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The new restriction would also conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price funds. The Board believes that standardized policies

PAGE 56
will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe
Price funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in options is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Invest in puts, calls, straddles, spreads, or any combination thereof;"

     The operating policy on investing in options, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

     While the Fund does not normally engage in options transactions, some of the Fund's investments may include demand or "put" features, which can provide additional liquidity or protection against loss. In addition, the Fund may from time to time enter into agreements with option-like features, such as standby commitments or other instruments conveying the right or obligation to buy or sell securities at a future date. Approval of the proposal would allow T. Rowe Price to develop and implement additional strategies in the future, without the need to seek further shareholder approval. Any such strategies must, of course, be in accordance with applicable federal and state regulation. In addition to review by the Directors, the Fund would not engage in such strategies until they had been described sufficiently in the Fund's Prospectus and Statement of Additional Information.

     The Board of Directors recommends that shareholders vote FOR the proposal.


M.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID
     SECURITIES

GNMA Fund

PAGE 57
     The Board has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board without shareholder approval. The purpose of the proposal is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. If the proposed change is approved by shareholders, the Board of the Fund intends to adopt an operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds, except the T. Rowe Price money market funds. The Fund's current fundamental policy in this area is not required by applicable law. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Invest more than 10% of the value of its net assets in repurchase agreements which do not provide for payment within more than seven days, restricted securities and other securities that are not readily marketable;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;"

Illiquid Securities

     As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities

PAGE 58
have included those enumerated in the Fund's fundamental restriction on restricted securities and repurchase agreements of a duration of more than seven days.

     The securities markets, however, are evolving and new types of instruments have developed. In light of these developments, the Fund's fundamental investment restriction, by essentially assuming restricted securities are unmarketable, may be overbroad and unnecessarily restrictive. For example, the markets for various types of securities--repurchase agreements, commercial paper, and some corporate bonds and notes--are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the Securities Act of 1933, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. If institutional markets develop which trade in these securities, the Fund could be constrained by its current investment restrictions. Accordingly, T. Rowe Price recommends that the Fund eliminate its fundamental limitations in this area so that restricted securities that are nonetheless liquid may be purchased without regard to the Fund's limit on investing in illiquid securities. Of course, the Fund would modify its operating policy to comply with future regulatory and market developments.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Fund's Board, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder

PAGE 59
vote will be required to redefine what types of securities may be deemed illiquid.

Percentage Limitations

     The Fund's fundamental policy limits it to investing no more than 10% of the value of its total assets in restricted and unmarketable securities. The new operating policy to be adopted by the Board, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest up to 15% of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

     The Board recommends that shareholders vote FOR the proposal.

Money Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed change is approved by shareholders, the Board of Directors of the Fund intends to adopt an operating policy which would conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds (except that the percentage limitation on investing in illiquid securities for the other T. Rowe Price Funds is 15% instead of 10%). The Fund's current fundamental policy in this area is not required by applicable law. Although the proposal is not expected to change the Fund's investment program or the securities in which it invests, it would provide the Fund with greater flexibility in responding to market and regulatory developments should the need arise. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:


PAGE 60
     "[As a matter of fundamental policy, the Fund may not:] Purchase securities with legal or contractual restrictions on resale (restricted securities); purchase illiquid securities; purchase securities without readily available market quotations; or invest more than 10% of its net assets in repurchase agreements maturing in more than seven (7) days;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase illiquid securities if, as a result, more than 10% of its net assets would be invested in such securities;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


N.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY ON INVESTING IN UNSEASONED ISSUERS

GNMA Fund

     The Board of Trustees has proposed that the Fund's Fundamental Investment Policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase the securities of any issuer (other than

PAGE 61
     obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors ;"

     The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).
     This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

     The new operating policy would add securities issued or guaranteed by foreign, state or local governments, as well as securities of pooled investment vehicles and mortgage and asset-backed securities, to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

Money Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund

PAGE 62
and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors ;"

     The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).
     This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

     The new operating policy would add securities issued or guaranteed by foreign, state or local governments, as well as securities of pooled investment vehicles and mortgage and asset-backed securities, to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers.

     The Board of Directors recommends that shareholders vote FOR the proposal.



PAGE 63
PROPOSALS O-S PERTAIN ONLY TO MONEY FUND

O.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY ON INVESTING FOR CONTROL OF PORTFOLIO
     COMPANIES

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The Fund cannot purchase equity securities and has no current intention of investing in companies for the purpose of obtaining or exercising control. The policy is not required to be fundamental under the 1940 Act. The purpose of the proposal is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing for control of portfolio companies is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


P.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON PURCHASING EQUITY SECURITIES

     The Fund's Board of Directors has proposed that the Fund's
Fundamental Investment Policy on purchasing equity securities be

PAGE 64
eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental.
The purpose of the proposal is to conform the Fund's policy on purchasing equity securities to one which is expected to become standard for all T. Rowe Price taxable income funds (other than the T. Rowe Price High Yield Fund, Inc). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Fund has no current intention of purchasing any equity securities. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing equity securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase any common stocks or other equity securities, or securities convertible into equity securities;"

     The operating policy on purchasing equity securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase any common stocks or other equity securities, or securities convertible into equity securities except as set forth in its operating policy on investment companies;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


Q.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON INVESTING IN THE SECURITIES OF OTHER INVESTMENT
     COMPANIES

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposed

PAGE 65
change is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Fund has no current intention of purchasing the securities of any other investment companies. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase securities of open-end or closed-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization. Duplicate fees may result from such purchases;"

     The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company
     Act of 1940 and applicable state law;"

Duplicate fees may result from any such purchases.

     The Board of Directors recommends that shareholders vote FOR the proposal.


R.   TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
     INVESTING IN OIL AND GAS PROGRAMS

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in oil and gas programs be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to conform the Fund's policy on investing in oil and gas programs to one which

PAGE 66
is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in oil and gas programs is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase participations or other direct interests or enter into leases with respect to oil, gas, other mineral exploration or development programs;"

     The operating policy on investing in oil and gas programs, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase participations or other direct interests or enter into leases with respect to, oil, gas or other mineral exploration or development programs;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


S.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND
     DIRECTORS

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on the ownership of portfolio securities by officers and directors of the Fund and T. Rowe Price be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current fundamental policy was formerly required by certain states to be fundamental, but this is no longer the case. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of ownership of portfolio securities by officers and directors is as follows:


PAGE 67
     "[As a matter of fundamental policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

     As changed, the Fund's operating policy in the area of ownership of portfolio securities by officers and directors would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities."

     The Board of Directors recommends that shareholders vote FOR the proposal.


EACH FUND

3.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

     The selection by the Board of the Corporation, on behalf of the Intermediate and Long-Term Funds, of the firm of Coopers & Lybrand as the independent accountants for the three-month fiscal year ended May 31, 1994 and for fiscal year 1995 is to be submitted for ratification or rejection by the shareholders at the Shareholders Meeting. The firm of Coopers & Lybrand has served the Corporation as independent accountants since each such Fund's inception. The selection by the Board of the GNMA Fund and of the Corporation, on behalf of the Money Fund, of the firm of Price Waterhouse as the independent accountants for the three-month fiscal year ended May 31, 1994 and for fiscal year 1995 is to be submitted for ratification or rejection by the shareholders at the Shareholders Meeting. The firm of Price Waterhouse has served the GNMA Fund and the Corporation as independent accountants since each such Fund's inception.

       Each Fund has been advised by its independent accountants that they have no direct or material indirect financial interest

PAGE 68
in the Fund. Representatives of the firm of Coopers & Lybrand and Price Waterhouse are expected to be present at the Shareholders Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

INTERMEDIATE, LONG-TERM AND MONEY FUNDS

4.   PROPOSAL TO AMEND THE CORPORATION'S ARTICLES OF
     INCORPORATION TO REMOVE THE REQUIREMENT THAT STOCK
     CERTIFICATES BE ISSUED TO FUND SHAREHOLDERS

     Under the Corporation's Articles of Incorporation, the Corporation is required to issue stock certificates for each of the Funds (other than the Money Fund) to any shareholder who makes a written request for them in accordance with established procedures. In the absence of a proper request, the Corporation is not required to issue such certificates. After careful consideration of this provision, the Board of Directors has determined that it would be advantageous to the Corporation and its shareholders to amend the Articles of Incorporation so as to remove this requirement in order to save the Corporation the cost of issuing stock certificates for all series of the Corporation, not just the Money Fund. The reasons for the proposed amendment to the Articles of Incorporation are described below in more detail.

Reasons for the Proposal

     Several years ago, Maryland law was amended to eliminate the requirement that a corporation issue stock certificates for its shares. The law was adopted in recognition of a growing trend away from the issuance of stock certificates to the issuance of book entry shares. Very few shareholders request stock certificates. Nevertheless, because of the few shareholders that do, the Corporation is required to maintain an inventory of stock certificates for issuance to such shareholders. This results in printing, operational, security, and transportation expenses to the Corporation, which are borne by all shareholders. Further, holding securities in certificate form has certain disadvantages for shareholders. First, a shareholder who wishes to redeem, exchange or transfer shares represented by lost certificates must provide notarized documents attesting to the loss and a check payable in an amount equal to 2% of the value of the shares represented by such certificates in order to purchase a surety bond to protect the Corporation against fraudulent presentment. Only after these procedural steps have been taken can a new

PAGE 69
certificate be issued or shares represented by the lost certificate transferred, redeemed or exchanged. Second, shareholders who hold certificates may not make telephone requests for redemption or exchange of their shares, but must request such transactions in writing. The proposal if adopted, would not affect shareholders wishing to collateralize their shares in connection with loans. Such shareholders would still be able to accomplish this by setting up a pledge registration through the Corporation's book entry share system. The majority of the T. Rowe Price Funds do not issue stock certificates. The elimination of certificates in the other T. Rowe Price Funds has not proven to be disruptive and has not imposed undue hardships on shareholders. Thus, the Directors do not believe it would be disruptive for the Corporation.

     It is the current intention of the Board of Directors not to eliminate outstanding certificates. Thus, outstanding certificates would not be recalled and only shares purchased after the effective date of the proposal, currently contemplated as July 1, 1994, would be affected. However, at some time in the future, the Board of Directors might determine to recall outstanding certificates and replace them with book entry shares.

     The Board of Directors of the Corporation has determined that the proposed amendment to the Articles of Incorporation is advisable and have recommended that the amendment be approved by shareholders.

     The Board of Directors recommends that shareholders vote FOR the proposal.


INVESTMENT MANAGER

     The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Mr. Riepe, Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, George A. Roche, John W. Rosenblum, Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Strickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems,

PAGE 70
P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

     The officers of the Funds (other than the nominees for reelection as directors) and their positions with T. Rowe Price are as follows:

                           Position           Position with
Officer                    with Fund             Manager

Paul W. Boltz*             Vice President      Vice President
Robert P. Campbell         Vice President      Vice President
Henry H. Hopkins           Vice President      Managing Director
Veena A. Kutler            Vice President      Vice President
Heather R. Landon          Vice President      Vice President
James M. McDonald          Vice President      Vice President
Edmund M. Notzon**         Vice President      Vice President
Joan R. Potee*             Vice President      Vice President
Edward A. Wiese*           Executive Vice
                            President          Vice President
Lenora V. Hornung          Secretary           Vice President
Carmen F. Deyesu           Treasurer           Vice President
David S. Middleton         Controller          Vice President
Roger L. Fiery             Assistant Vice
                            President          Employee
Edward T. Schneider        Assistant Vice
                            President          Employee
Ingrid I. Vordemberge      Assistant Vice
                            President          Employee

*  Mr. Wiese is an Executive Vice President and Ms. Potee and
   Mr. Boltz are Vice Presidents of the Corporation only.  Mr.
   Wiese's date of birth is April 12, 1959, and he has been employed by T. Rowe Price since June 25, 1984.

PAGE 71
** Mr. Notzon is a Vice President of the GNMA Fund only.

     The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan Services, Inc. ("Retirement Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Funds have an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, a Vice President and Trustee of the GNMA Fund and a Director and Vice President of the Corporation, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the GNMA Fund and the Corporation, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the GNMA Fund and the Corporation, is a Vice President of Price Services. Certain officers of the Funds own shares of the common stock of T. Rowe Price, its only class of securities.

     The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period March 1, 1993 through February 28, 1994. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

     During the period, the holders of certain options purchased a total of 371,535 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 95,380 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

     The Company's Board of Directors has approved the purchase of up to 2,200,000 shares of its common stock in the open market. During the period, the Company purchased 110,000 common shares under this plan, leaving 1,402,000 shares authorized for future repurchase at February 28, 1994.

     During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to

PAGE 72
certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

     An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

     T. Rowe Price serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). The date of each Fund's Management Agreement and the date it was approved by the respective Fund's shareholders is as follows:

                                Date of           Shareholder
                              Management           Approval
    Fund                       Agreement             Date
  ________                    __________          ___________

GNMA                         July 1, 1987        June 10, 1987
Intermediate                 July 1, 1990        June 14, 1990
Long-Term                    July 1, 1990        June 14, 1990
Money                        July 1, 1991        June 13, 1991

By their terms, the Management Agreements will continue in effect from year to year as long as they are approved annually by the GNMA Fund's Board of Trustees and by the Corporation's Board of Directors, on behalf of each Fund, (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreements must be approved by a majority of the GNMA Fund's independent trustees and the Corporation's independent directors. On March 1, 1994, the trustees of the GNMA Fund and the directors of the Corporation, on behalf of each Fund, including all of the independent directors/trustees, voted to extend the Management Agreements for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. Each Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

     Under each Management Agreement, T. Rowe Price provides each
Fund with discretionary investment services.  Specifically, T.
Rowe Price is responsible for supervising and directing the

PAGE 73
investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in their prospectuses and Statements of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Funds with certain corporate administrative services, including: maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds, such as each Fund's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Funds without cost to the Fund.

     Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Funds for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.

     For its services to each Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the T.

PAGE 74
Rowe Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the T. Rowe Price Funds include all Funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the T. Rowe Price Funds. At February 28, 1994, the Group Fee was 0.34% based on combined T. Rowe Price Funds' assets of approximately $36.1 billion. In addition, each Fund, except the Money Fund, pays a flat Individual Fund Fee based on the net assets of each Fund. The following table lists each Fund's individual fee, combined fee, net assets and management fee paid to T. Rowe Price, at February 28, 1994.

               Individual   Combined        Net      Management
  Fund             Fee         Fee        Assets         Fee
 ______        __________   ________      ______     __________

GNMA              0.15%       0.49%  $883,391,000    $4,626,000
Intermediate      0.05%       0.39%   175,953,000       755,000
Long-Term         0.05%       0.39%    56,632,000       180,000
Money              --         0.34%   613,583,000     2,084,000

     The following chart shows the ratio of operating expenses to average net assets of the GNMA and Money Funds for the fiscal years ended February 28, 1994, February 28, 1993 and February 29,
1992.

     Fund                   1994           1993           1992
    ______                  ____           ____           ____

GNMA                        0.77%          0.79%          0.86%
Money                       0.64%          0.65%          0.68%

Intermediate and Long-Term Funds

     The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.


PAGE 75
                                   Expense Ratio   Reimbursement
   Fund        Limitation Period    Limitation         Date
   ____        _________________   _____________   _____________

Intermediate*   March 1, 1993-         0.80%    February 28, 1997
               February 28, 1995
Long-Term*      March 1, 1993-         0.80%    February 28, 1997
               February 28, 1995

* The Intermediate and Long-Term Funds previously operated under a 0.80% limitation that expired February 28, 1993. The reimbursement period for this limitation extends through February 28, 1995.

Each Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

  Pursuant to the present expense limitation, $61,000 of management fees were not accrued for the Long-Term Fund for the year ended February 28, 1994. Additionally, $303,000 of unaccrued fees from the prior period for the Long-Term Fund are subject to reimbursement through February 28, 1995. Pursuant to the present expense limitation, $77,000 of unaccrued 1993 fees for the Intermediate Fund, representing the entire unaccrued balance, were reimbursed to T. Rowe Price during the year ended February 28, 1994.


PORTFOLIO TRANSACTIONS

  In the following discussion "the Fund" is intended to refer to each Fund.

Investment or Brokerage Discretion

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission

PAGE 76
although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.

How Brokers and Dealers are Selected

  Fixed Income Securities

  Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

  T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The Fund may receive brokerage and research services in connection with such designations in fixed priced underwritings.

  In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions (in which the Fund does not generally engage), at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research

PAGE 77
services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

How Evaluations are Made of the Overall Reasonableness of
Brokerage Commissions Paid

  On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and
Dealers

  T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

  Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being

PAGE 78
incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

  T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

  With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


PAGE 79
Internal Allocation Procedures

  T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage or selling concessions business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

  Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers and dealers, and attempts to allocate a portion of its brokerage and selling concession business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and dealers and make judgments as to the level of business which would recognize such services. In addition, brokers and dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

  T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

  From time to time, orders for clients may be placed through a computerized transaction network.

PAGE 80
  The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

  Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

  To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers (All Funds except
Adjustable Rate and Prime Reserve Funds)

  As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the

PAGE 81
allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

  The Board of Directors of the Fund has authorized T. Rowe
Price to utilize certain affiliates of Robert Fleming Holdings and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the 1940 Act, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

  The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended
February 28, 1994, February 28, 1993 and February 29, 1992:


PAGE 82
     Fund                1994           1993            1992
    ______               ____           ____            ____

GNMA                             $1,528,454,000 $ 1,438,762,000
Intermediate    $   81,970,000       91,923,000     218,317,000
Long-Term          142,513,000      192,941,000     192,774,000
Money            3,449,951,000    2,804,196,000  23,290,378,000

     The entire amount for each Fund for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers.

     The percentage of total portfolio transactions placed with firms which provided research, statistical, or other services to
T. Rowe Price in connection with the management of each Fund, or in some cases, to each Fund, for the fiscal years ended February 28, 1994, February 28, 1993 and February 28, 1992, are shown below.

     Fund                   1994           1993           1992
    ______                  ____           ____           ____

GNMA                                        91%            99%
Intermediate                 85%            98%           100%
Long-Term                    98%            99%           100%
Money                        66%            75%            60%

     The portfolio turnover rates of the following Funds for the fiscal years ended February 28, 1994, February 28, 1993 and
February 29, 1992, are as follows:

     Fund                   1994           1993           1992
    ______                  ____           ____           ____

GNMA                        92.5%          94.2%          66.0%
Intermediate                20.2%          22.8%          91.4%
Long-Term                   59.4%         165.4%         162.4%


OTHER BUSINESS

     The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will

PAGE 83
vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

     The number of outstanding shares, the number of shares registered to the T. Rowe Price Trust Company, and the percentage of those shares registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans for each Fund are shown below.

                                       Shares          Percent
                                     Registered     Representing
                       Shares     to T. Rowe Price   Outstanding
  Fund               Outstanding    Trust Company      Shares
 ______              ___________    ____________    ____________

GNMA                  91,980,000      28,425,680        30.9
Intermediate          33,100,000       9,379,621        28.3
Long-Term              5,413,000       1,790,884        33.1
Money                613,968,000     136,417,338        22.2

The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

     As of February 28, 1994, a wholly-owned subsidiary of T. Rowe Price owned directly 17,720, 138,935 and 72,789 shares of the outstanding stock of the GNMA, Intermediate and Long-Term Funds, respectively, representing 0.02%, 0.42% and 1.34%, respectively. In addition, as of February 28, 1994, T. Rowe Price owned 4,923,332 shares of the outstanding stock of the Money Fund representing approximately 0.80%. As of February 28, 1994, Yachtcrew & Co., FBO Spectrum Income Account, State Street Bank & Trust Co., 1776 Heritage Drive-4W, North Quincy, MA 02171-2101 and T. Rowe Price Trust Co. Inc., Attn: Installation Team for Conversion Assets, New England Electric Plan, 25 Research Drive, Westborough, MA 01582 owned beneficially 9,672, 314 and 49,696,762 shares of the GNMA and Money Funds, respectively representing approximately 10.5% and 8.0%, respectively.


PAGE 84
     The following chart indicates the number of shares beneficially owned, directly or indirectly, by the officers and trustees of the GNMA Fund and by the officers and directors of the Corporation, on behalf of each Fund, and the percentage this ownership represents of each Fund's outstanding shares.

                                Shares
                             Beneficially       % Ownership of
                            Owned Directly        Outstanding
  Fund                      or Indirectly           Shares
 ______                     ______________      ______________

GNMA
Intermediate
Long-Term
Money

The ownership of the officers and directors reflects their proportionate interests, if any, in ______, ______, and ______, shares of the GNMA, Intermediate, Long-Term Funds, respectively, which are owned by a wholly-owned subsidiary of T. Rowe Price and their interests in 7,464, 1,910 and 4,138 shares, respectively, owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     A copy of the Annual Report of each Fund for the year ended February 28, 1994, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on April 8, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

INTERMEDIATE, LONG-TERM AND MONEY FUNDS

ANNUAL MEETINGS

     Under Maryland General Corporation Law, any corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the 1940 Act does not require action by shareholders on the election of directors. The Board of Directors of the Corporation, on behalf of the Funds, has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, each Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by

PAGE 85
the 1940 Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Corporation's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

     If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in June, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to December 23, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

     The audited consolidated balance sheet of T. Rowe Price which follows is required by the 1940 Act, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price GNMA Fund and the T. Rowe Price U.S. Treasury Funds, Inc., on behalf of U.S. Treasury Intermediate Fund, U.S. Treasury Long-Term Fund and U.S. Treasury Money Fund, which are set forth in the Annual Report for each Fund.


PAGE 86
                 T. ROWE PRICE ASSOCIATES, INC.
                   CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993
                         (in thousands)


ASSETS
Cash and cash equivalents                               $ 46,218
Accounts receivable                                       43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                             27,647
  Other funds held as available-for-sale securities       69,423
Partnership and other investments                         19,606
Property and equipment                                    39,828
Goodwill and deferred expenses                             9,773
Other assets                                               7,803
                                                        ________
                                                        $263,400
                                                        ________
                                                        ________

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses                 $ 15,111
  Accrued retirement and other compensation costs         19,844
  Income taxes payable                                     5,097
  Dividends payable                                        3,784
  Debt                                                    12,915
  Deferred revenues                                        1,548
  Minority interests in consolidated subsidiaries          9,148
                                                        ________
      Total liabilities                                   67,447
                                                        ________

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value - authorized 48,000,000
   shares;  issued and outstanding 29,095,039 shares       5,819
  Capital in excess of par value                           1,197
  Unrealized security holding gains                        5,345
  Retained earnings                                      183,592
                                                        ________
      Total stockholders' equity                         195,953
                                                        ________
                                                        $263,400
                                                        ________
                                                        ________

The accompanying notes are an integral part of the consolidated balance sheet.

PAGE 87
                 T. ROWE PRICE ASSOCIATES, INC.
           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.

PAGE 88
                 T. ROWE PRICE ASSOCIATES, INC.
     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.


Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.


Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.



PAGE 89
                 T. ROWE PRICE ASSOCIATES, INC.
               NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                             Gross
                                          unrealized    Aggregate
                               Aggregate    holding       fair
                                 cost        gains        value
                               ________    _________    _________

   Stock funds                 $ 34,990     $ 7,025    $ 42,015
   Bond funds                    26,190       1,218      27,408
                               ________     _______   _________
     Total                     $ 61,180     $ 8,243    $ 69,423
                               ________     _______   _________
                               ________     _______   _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.



PAGE 90
NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                  $ 31,431
Building and leased land                                 19,756
Furniture and other equipment                            13,889
Leasehold improvements                                    4,691
                                                      _________
                                                         69,767
Accumulated depreciation and amortization               (29,939)
                                                      _________
                                                       $ 39,828
                                                      _________
                                                      _________

NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.


NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

PAGE 91
                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.


NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."

The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

PAGE 92
                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                 Options
       Unexer-             Options    Unexer-     Exer-
        cised    Options   Granted     cised     cisable
       Options    Exer-  (Canceled)  Options       at
Year  at Decem-   cised    During     Decem-     Decem-    Exer-
 of    ber 31,   During    ber 31,    ber 31,    ber 31,   cise
Grant   1992      1993      1993       1993       1993     Price
____  ________  ________  ________   ________   ________  ______
1983-4  53,000  (30,600)        --     22,400     22,400   $.67 &
                                                             $.75
1987   309,410  (68,064)        --    241,346    241,346  $5.38 &
                                                            $9.38
1988   359,000  (66,586)        --    292,414    292,414    $7.94
1989   632,280  (46,288)    (5,600)   580,392    312,404   $11.38
1990   681,500  (83,387)   (11,800)   586,313    141,313  $7.19 &
                                                            $8.50
1991   811,450  (37,000)   (14,000)   760,450    283,450   $17.00
1992   926,000  (11,600)   (27,400)   887,000    168,600   $18.75
1993        --        -- 1,154,000  1,154,000         --   $28.13
     _________ ________  _________  _________  _________
     3,772,640 (343,525) 1,095,200  4,524,315  1,461,927
     _________ ________  _________  _________  _________
     _________ ________  _________  _________  _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.



PAGE 93
                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

Actuarial present value of
  Accumulated benefit obligation for service rendered
     Vested                                               $  780
     Non-vested                                            1,362
                                                          ______
     Total                                                 2,142
  Obligation attributable to estimated future compensation
increases                                                  2,594
                                                          ______
  Projected benefit obligation                             4,736
Plan assets held in sponsored mutual funds, at fair value  2,594
                                                          ______
Projected benefit obligation in excess of plan assets      2,142
Unrecognized loss from decreases in discount rate            407
                                                          ______
Accrued retirement costs                                  $1,735
                                                          ______
                                                          ______

Discount rate used in determining actuarial present
  values                                                   6.40%
                                                          ______
                                                          ______


NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in

PAGE 94
                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.


PAGE 95
                REPORT OF INDEPENDENT ACCOUNTANTS
                _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994


[/TEXT]
[/DOCUMENT]

</DOCUMENT


PAGE 4
T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
U.S. TREASURY INTERMEDIATE FUND
                           MEETING: 10:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George J. Collins and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 22, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page 3 of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                         CUSIP#77957T107/fund#066
                             (Front)

PAGE 5
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.     listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Robert P. Black   Calvin W. Burnett   George J. Collins
Anthony W. Deering   F. Pierce Linaweaver   James S. Riepe
John G. Schreiber   Charles P. Smith   Peter VanDyke
Anne Marie Whittemore

2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:

/ / (A) Borrowing                 / / (G) Senior Securities
/ / (B) Industry Concentration    / / (H) Purchasing on Margin
/ / (C) Lending                   / / (I) Pledging Assets
/ / (D) Single Issuer             / / (J) Short Sales
/ / (E) Voting Securities         / / (K) Commodities & Futures
/ / (F) Real Estate


3.  Ratify the selection of Coopers & Lybrand as independent
    accountants.   FOR / /     AGAINST / /       ABSTAIN / / 3.

4.  Amend Articles of Incorporation to delete requirement that stock certificates be issued to shareholders.
                   FOR / /     AGAINST / /       ABSTAIN / / 4.
PAGE 6

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                         CUSIP#77957T107/fund#066
                             (BACK)


PAGE 7
T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
U.S. TREASURY LONG-TERM FUND
                           MEETING: 10:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George J. Collins and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 22, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page 3 of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                         CUSIP#77957T206/fund#067
                             (Front)

PAGE 8
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.     listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Robert P. Black   Calvin W. Burnett   George J. Collins
Anthony W. Deering   F. Pierce Linaweaver   James S. Riepe
John G. Schreiber   Charles P. Smith   Peter VanDyke
Anne Marie Whittemore

2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:

/ / (A) Borrowing                 / / (G) Senior Securities
/ / (B) Industry Concentration    / / (H) Purchasing on Margin
/ / (C) Lending                   / / (I) Pledging Assets
/ / (D) Single Issuer             / / (J) Short Sales
/ / (E) Voting Securities         / / (K) Commodities & Futures
/ / (F) Real Estate

3.  Ratify the selection of Coopers & Lybrand as independent
    accountants.   FOR / /     AGAINST / /       ABSTAIN / / 3.

4.  Amend Articles of Incorporation to delete requirement that stock certificates be issued to shareholders.
                   FOR / /     AGAINST / /       ABSTAIN / / 4.

PAGE 9
I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                         CUSIP#77957T206/fund#067
                             (BACK)


PAGE 10
T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
U.S. TREASURY MONEY FUND
                           MEETING: 10:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George J. Collins and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 22, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page 3 of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                         CUSIP#77957T305/fund#053
                             (Front)

PAGE 11
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.     listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Robert P. Black   Calvin W. Burnett   George J. Collins
Anthony W. Deering   F. Pierce Linaweaver   James S. Riepe
John G. Schreiber   Charles P. Smith   Peter VanDyke
Anne Marie Whittemore

2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:

/ / (A) Borrowing                / / (J) Short Sales
/ / (B) Industry Concentration   / / (L) Options
/ / (C) Lending                  / / (M) Illiquid Securities
/ / (D) Single Issuer            / / (N) Unseasoned Issuers
/ / (E) Voting Securities        / / (O) Control
/ / (F) Real Estate              / / (P) Equity Securities
/ / (G) Senior Securities        / / (Q) Investment Companies
/ / (H) Purchasing on Margin     / / (R) Oil and Gas
/ / (I) Pledging Assets          / / (S) Ownership of Securities

3.  Ratify the selection of Price Waterhouse as independent
    accountants.   FOR / /     AGAINST / /       ABSTAIN / / 3.


PAGE 12
4.  Amend Articles of Incorporation to delete requirement that stock certificates be issued to shareholders.
                   FOR / /     AGAINST / /       ABSTAIN / / 4.

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                         CUSIP#77957T305/fund#053
                             (BACK)